Restricted Net Assets	12 Months Ended
Dec. 31, 2022
Other Restricted Assets [Abstract]
Restricted Net Assets
16.
RESTRICTED NET ASSETS

The Company’s ability to pay dividends is primarily dependent on the Company receiving distributions of funds from its subsidiaries. Relevant PRC statutory laws and regulations permit payments of dividends by the Company’s PRC subsidiaries only out of its retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The results of operations reflected in the consolidated financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Company’s PRC subsidiaries.

Under PRC law, the Company’s PRC subsidiaries are required to provide for certain statutory reserves, namely a general reserve, an enterprise expansion fund and a staff welfare and bonus fund. The subsidiary is required to allocate at least 10% of their after tax profits on an individual company basis as determined under PRC accounting standards to the general reserve and has the right to discontinue allocations to the general reserve if such reserve has reached 50% of registered capital on an individual company basis.

Appropriations to the enterprise expansion fund and staff welfare and bonus fund are at the discretion of the Board of Directors of the subsidiary. The Company’s VIEs in mainland China are also subject to similar statutory reserve requirements. These reserves can only be used for specific purposes and are not transferable to the Company in the form of loans, advances or cash dividends. As of December 31, 2020, 2021 and 2022, the Company’s PRC subsidiaries and VIEs had appropriated RMB87.76 million, RMB91.34 million and RMB93.59 million (US$13.57 million), respectively, of retained earnings for its statutory reserves.

As a result of these PRC laws and regulations subject to the limit discussed above that require annual appropriations of 10% of after-tax income to be set aside, prior to payment of dividends as general reserve fund, the Company’s PRC subsidiaries and VIEs are restricted in their ability to transfer a portion of their net assets to the Company. As of December 31, 2021 and 2022, the amounts of net assets restricted including the paid-up capital, additional paid-in capital and the statutory reserve funds of the Company’s PRC subsidiaries and the net assets of the VIEs in which the Company has no legal ownership, were RMB4,924.95 million and RMB5,162.55 million (US$748.50 million), respectively.

Furthermore, cash transfers from the Company’s PRC subsidiaries to their parent companies outside of China are subject to PRC government control of currency conversion. Shortages in availability of foreign currency may temporarily restrict the ability of the PRC subsidiaries and VIEs to remit sufficient foreign currency to pay dividends or other payments to the Company, or otherwise satisfy their foreign currency denominated obligations.